CHEVRON CORPORATION
                           DEFERRED COMPENSATION PLAN
                                  FOR DIRECTORS
               (As Amended and Restated Effective January 1, 2001)


         1.       ESTABLISHMENT AND PURPOSE.
                  -------------------------

         The Chevron Corporation Deferred Compensation Plan for Directors was adopted on May 26, 1982, to provide Directors an opportunity to defer payment of their Director's Fees. The Plan is also intended to establish a method of paying Director's Fees which will assist the Corporation in attracting and retaining persons of outstanding achievement and ability as members of the Board. The Plan was amended and restated to read as set forth herein effective January 1, 2001.

         2.       DEFINITIONS.
                  -----------

         For purposes of the Plan, the following terms shall have the meanings set forth below:

(a)  "Account"  means  the  bookkeeping   account  maintained  on  behalf  of  a
Participant to which shall be credited any amount deferred pursuant to a deferral election under Section 5.

(b)  "Beneficiary" means the person designated as such by the Participant
      -----------
 pursuant to Section 10(a).

(c)  "Board" means the Board of Directors of the Corporation.
      -----

(d) "Change in  Control"  means a `change in control' as that term is defined in
Article VI of the bylaws of the Corporation, as such bylaws may be amended from time to time.

(e)  "Code" means the Internal Revenue Code of 1986, as amended.
      ----

(f)  "Corporation" means Chevron Corporation, a Delaware corporation, or any
      -----------
 successor corporation.

(g)  "Director" means a member of the Board who is not an employee of the
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 Corporation or any subsidiary thereof.

(h) "Director's Fees" means the amount of compensation paid by the Corporation to a Director for his or her services as a Director, including an annual retainer and any amount payable for attendance at a meeting of the Board or any committee thereof. "Director's Fees" shall not include any reimbursement by the Corporation of expenses incurred by a Director incidental to attendance at a meeting of the Board or a committee thereof or of any other expense incurred on behalf of the Corporation.

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(i)      "Participant" means a Director who elects to participate in the Plan.
          -----------

(j) "Plan" means the Chevron Corporation Deferred Compensation Plan for Directors, as set forth herein and as amended from time to time.

(k)      "Plan Year" means the calendar year.
          ---------

         3.       ADMINISTRATION.
                  --------------

         The Plan shall be administered by the Board.

         The Board shall have the authority to administer the Plan in its sole discretion. To this end, the Board is authorized to construe and interpret the Plan, to promulgate, amend and rescind Rules relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan. Any determination, decision or action of the Board in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons participating in the Plan and any person validly claiming under or through persons participating in the Plan.

         No member of the Board will be liable for any action or determination made in good faith by the Board with respect to the Plan.

         Within 30 days after the occurrence of a Change in Control, the Board shall appoint an independent organization which shall thereafter administer the Plan and have all of the powers and duties formerly held and exercised by the Board pursuant to this Section 3 with respect to the Plan. Upon such appointment, the Board shall cease to have any responsibility with respect to the administration of the Plan.

         4.       PARTICIPATION.
                  -------------

         Each Director may elect to become a Participant in the Plan by electing to defer Director's Fees under the Plan in accordance with Section 5.

         5.       DEFERRAL ELECTION.
                  -----------------

         A Director may elect to participate in the Plan at any time by filing a written election of deferral of Director's Fees with the Secretary of the Corporation. Such election shall apply solely to Director's Fees to be earned after the date of filing the election and shall specify the portion of Director's Fees which are the subject of the deferral election. Such election shall apply to the specified portion of Director's Fees for the balance of the Year following the date of filing the election form with the Secretary of the Corporation and for succeeding Years, until revoked or modified by the Director as provided below. A director elected to fill a vacancy on the Board may elect to participate in the Plan for the balance of the Year in which he or she was elected and for succeeding Years by filing a deferral election with the Secretary of the Corporation prior to the actual receipt of any Director's Fees which he or she wishes to defer.

         A Director who has previously elected to participate in the Plan may at any later date elect to:

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(a)          Terminate  his or her  participation  in the Plan with respect to
         Director's Fees to be earned after the date of election to terminate participation; or

(b) Modify the prior election to participate in the Plan by specifying a larger or smaller portion of his or her Director's Fees which is to be deferred. Such election shall apply to Director's Fees to be earned after the date of election to modify the prior participation election.

         An election to terminate or modify participation in the Plan shall be effective upon the filing of a written election with the Secretary of the Corporation.

         An initial deferral election shall be null, void and without effect if at the time of making the deferral election the Participant fails to also submit to the Corporation an investment election form indicating the Participant's election to have the value of the Participant's Account determined by crediting it with such earnings, gains and losses as would have accrued had the Account actually been invested and reinvested in one or more of the following funds maintained in the Savings component of the Chevron Corporation Profit Sharing/Savings Plan. This investment election shall be made in whole percentages totaling 100% of the deferred amount. These funds are as follows:

                  Chevron Stock Fund
                  Short-Term Income Fund
                  Long-Term Income Fund
                  Balanced Fund
                  Diversified Equity Fund
                  Value Stock Fund
                  Growth Stock Fund
                  Small Cap Stock Fund
                  International Stock Fund

         For purposes of this Section 5 the value of stock units credited to a Participant's Stock Units Account under the terms of the Plan as in effect prior to January 1, 2001 shall be determined with reference to the Chevron Stock Fund effective January 1, 2001, subject to the rules set forth below regarding transfers between investment funds.

         If an investment fund is eliminated from the Savings component of the Profit Sharing/Savings Plan, the value of the portion of the Participant's Account that the Participant previously had elected be determined with reference to such investment fund shall thereafter be determined with reference to another investment fund in the Savings component of the Profit Sharing/Savings Plan, as determined and designated by the Board in its sole discretion.

         Once each calendar year during the quarterly 20-business day window period which begins on the third business day after the Corporation's quarterly earnings are released, a Participant may elect to transfer amounts credited to his or her Account among any of the available investment funds by following the procedures prescribed by the Corporation for this purpose. Transfers between funds shall be effective on the last day of the window period in which the election is received, provided that the election is received on or before the business day immediately preceding the last day of that window period. Any election received after the



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

business day immediately preceding the last day of a window period shall be effective on the last day of the following window period.

         The foregoing notwithstanding, in the event of a Change in Control in which the Corporation and any successor corporation ceases to be a publicly held corporation, the Chevron Stock Fund shall be converted to a dollar value determined with reference to the consideration received by holders of a share of common stock of the Corporation in the transaction constituting the Change in Control and thereafter such amounts shall be credited to the Balanced Fund.

         6.       TIME OF DISTRIBUTION.
                  --------------------

         Payment of a Director's Account shall be made in cash in annual installments over such period of years (not exceeding ten (10) years) or in a lump sum and commencing at such time as the Director shall specify in writing in his or her initial deferral election form, but not earlier than the date the Director's service as a Director terminates and not later than the date the Director attains age 72 or five (5) years after the date the Director's service as a Director terminates, whichever is later. Any such election shall be effective upon filing with the Secretary of the Corporation. If a Director fails to make such an election his or her deferral election shall be null and void.

         Any other provision of this Section 6 to the contrary notwithstanding, in the event of a Change in Control, to the extent such elections may be made without causing constructive receipt of income for tax purposes, Participants who previously had made deferral elections shall be given an opportunity to receive a current distribution of their deferred amounts.

         7.       DEATH OF PARTICIPANT.
                  --------------------

         In the event of the death of the Participant, the Participant's Account shall be paid to the Participant's Beneficiary at the time or times specified in the Director's deferral election unless the Board shall determine in its sole discretion that payment shall be made at an earlier date.

         8.       FORM AND VALUE OF DISTRIBUTION.
                  ------------------------------

         (a)      Establishment of Account.
                  ------------------------

         An amount deferred pursuant to a deferral election shall be credited to a separate bookkeeping Account for the Participant. The value of a Participant's Account shall be determined with reference to the Participant's investment and investment transfer elections made pursuant to Section 5.

         (b)      Distribution of Account.
                  -----------------------

         The Participant's Account shall be distributed in cash at the time determined in Section 6. For this purpose, amounts attributable to the portion of the Participant's Account which the Participant elected to have valued with reference to the Chevron Stock Fund shall be valued as of the date of distribution. If a distribution is to be made in a lump sum, the Account shall be paid in its entirety. If a distribution is to be made in installments, the amount of each annual installment shall be determined by dividing the balance of the Account by the number of annual



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payments  remaining to be made.  The value of the Account  shall  continue to be determined with reference to the investment funds elected by the Participant until the entire Account is distributed.

         9.       AMENDMENT OR TERMINATION OF THE PLAN.
                  ------------------------------------

         Except as otherwise provided in this Section 9, the Board may amend, suspend or terminate the Plan at any time. In the event of such termination, the Accounts of Participants shall be paid at such times and in such forms as shall be determined pursuant to Section 6, unless the Board prescribes a different time or times for payment of such Accounts. No amendment, suspension or termination (other than an amendment to discontinue future deferrals) approved by the Board after six months prior to the public announcement of a proposed transaction which, when effected, is a Change in Control or before the date which is two years after the date of a Change in Control (the `Benefit Protection Period') shall be valid or effective if such amendment, suspension or termination would alter the terms of these resolutions or adversely affect the amount of a Participant's Account under the Plan, whether or not the Participant's status as a Director had terminated at the time the amendment, suspension or termination was approved; provided, however, any amendment, suspension or termination may be effected, even if so approved after such a public announcement, if (a) the amendment, suspension or termination is approved after any plans have been abandoned to effect the transaction which, if effected, would have constituted a Change in Control and the event which would have constituted the Change in Control has not occurred, and (b) within a period of six months after such approval, no other event constituting a Change in Control shall have occurred, and no public announcement of a proposed event which would constitute a Change in Control shall have been made, unless thereafter any plans to effect the Change in Control have been abandoned and the event which would have constituted the Change in Control has not occurred. Any amendment, suspension or termination of the Plan which is so approved prior to a Change in Control at the request of a third party who effectuates a Change in Control shall be deemed to be an amendment, suspension or termination approved during the Benefit Protection Period.

         10.      GENERAL.
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         (a)      Designation of Beneficiaries.
                  ----------------------------

         Participants may designate on the prescribed form one or more Beneficiaries to whom distribution shall be made of any outstanding Account balance at the time of the Participant's death. A Participant may change such designation at any time by filing the prescribed form with the Secretary of the Corporation. If a Beneficiary has not been designated or if no designated Beneficiary survives the Participant, distribution will be made to the estate of the last to die of the Director and the designated Beneficiary.

          (b)     Costs of the Plan.
                  -----------------

         The costs and expenses of administering the Plan shall be borne by the Corporation.



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         (c)      Severability.
                  ------------

         The  provisions of the Plan shall be deemed  severable and the validity
or   unenforceability  of  any  provision  shall  not  affect  the  validity  or enforceability of the other provisions hereof.

         (d)      Binding Effect of Plan.
                  ----------------------

         The Plan shall be binding upon and shall inure to the benefit of the Corporation, its successors and assigns, and the Corporation shall require any successor or assign to expressly assume and agree to perform the Plan in the same manner and to the same extent that the Corporation would be required to perform it if no such succession or assignment had taken place. The term "the Corporation" as used herein shall include such successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Corporation (including the Plan) whether by operation of law or otherwise.

         (e)      No Waiver of Breach.
                  -------------------

         No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of the Plan to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions of conditions at the same or at any prior or subsequent time.

         (f)      No Assignment.
                  -------------

         The interest and property rights of any Participant under the Plan shall not be subject to option nor be assignable either by voluntary or involuntary assignment or by operation of law, including (without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any act in violation of this Section 10(f) shall be void.

         (g)      Participant's Rights Unsecured.
                  ------------------------------

         This Plan is not intended and shall not be construed to require the Corporation to fund any of the benefits provided hereunder or to establish a trust for such purpose. The interest under the Plan of any Participant and such Participant's right to receive a distribution of his or her Account shall be an unsecured claim against the general assets of the Corporation. The Account shall be a bookkeeping entry only and no Participant shall have any interest in or claim against any specific asset of the Corporation pursuant to the Plan.

         (h)      Authority to Establish a Grantor Trust.
                  --------------------------------------

         The Board is authorized in its sole discretion to establish a grantor trust for the purpose of providing security for the payment of benefits under the Plan; provided, however, that no Participant shall be considered to have a beneficial ownership interest (or any other sort of interest) in any specific asset of the Corporation or of its subsidiaries or affiliates as a result of the creation of such trust or the transfer of funds or other property to such trust.


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